UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2022

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Hughes Landing Boulevard, Suite 200 The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 365-2257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2022, CSI Compressco LP, a Delaware limited partnership (the “Partnership”), CSI Compressco Sub Inc., a Delaware corporation and direct wholly owned subsidiary of the Partnership (“Compressco Sub”), and CSI Compressco Operating LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Partnership (“Operating LLC”, and collectively with the Partnership and Compressco Sub, the “Borrowers”), and certain subsidiaries of the Partnership named therein as guarantors (the “Guarantors”), entered into that certain Fifth Amendment to Loan and Security Agreement (the “Fifth Amendment”) with the Lenders (as defined below) party thereto, and Bank of America, N.A., in its capacity as administrative agent (in such capacity, “Administrative Agent”), collateral agent, letter of credit issuer and swing line lender.

The Fifth Amendment amends and modifies that certain Loan and Security Agreement among the Borrowers, the Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent dated as of June 29, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Fifth Amendment provided for changes and modification to the Credit Agreement as set forth therein, which include, among other things, the extension of the Termination Date (as defined in the Credit Agreement) from June 29, 2023 to June 29, 2025.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information regarding the Fifth Amendment set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Loan and Security Agreement dated as of June 30, 2022, by and among the Partnership, Compressco Sub and Operating LLC, as borrowers, certain subsidiaries of the Borrowers named as guarantors therein, the lenders party thereto, and Bank of America, N.A., as administrative agent, collateral agent, letter of credit issuer and swing line lender.

104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

	By:	CSI Compressco GP LLC,
its general partner

Date: July 1, 2022	By:	/s/ John E. Jackson
John E. Jackson
Chief Executive Officer